SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (date of earliest event report): June 25, 1996
                                                       ---------------

                         Glenway Financial Corporation
        ______________________________________________________________
            (Exact name of registrant as specified in its charter)



    Delaware              0-18664                   31-1297820
________________        ____________            ___________________
(State or other         (Commission               (IRS Employer
jurisdiction of         File Number)            Identification No.)
incorporation)


      4221 Glenway Avenue, Cincinnati, OH          45205
   ________________________________________      __________
   (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code: (513) 921-5505



                            Exhibit Index on Page 2

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Item 5.  Other Events

            On June 25, 1996, the boards of directors of Glenway Financial Corporation ("GFC") and its wholly-owned subsidiary, Centennial Savings Bank ("CSB"), announced the hiring of Robert R. Sudbrook as President and Chief Executive Officer of GFC and CSB effective approximately August 1, 1996. Edgar
A. Rust, who has served as President and Chief Executive Officer of GFC and CSB since the death of Dennis E. Betz in December 1995, will continue as a director of GFC and CSB and will remain active in day-to-day operations during a transition period.


Exhibit Index
- - -------------

      99       Press Release dated June 25, 1996


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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GLENWAY FINANCIAL CORPORATION
                                       (Registrant)


                              Edgar A. Rust
                              ______________________________________
                              Edgar A. Rust, President



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